UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 6, 2015

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e) On March 6, 2015, Vornado Realty Trust (the “Company”) announced that Wendy A. Silverstein had resigned from her position as Executive Vice President—Co-Head of Capital Markets and Acquisitions of the Company, effective April 1, 2015.

In connection with Ms. Silverstein’s resignation, the Company and Ms. Silverstein entered into a separation agreement, dated March 6, 2015 (the “Separation Agreement”) and a mutual waiver and release, dated March 6, 2015 (the “Waiver and Release”).  Reference is made to the copies of the Separation Agreement and Waiver and Release, which are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)          Exhibits.

99.1     Agreement, dated March 6, 2015, between Wendy A. Silverstein and Vornado Realty Trust.

99.2     Waiver and Release, dated March 6, 2015, between Wendy A. Silverstein and Vornado Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date:  March 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date:  March 10, 2015